Exhibit 99.1

McKESSON REPORTS FISCAL 2014 FIRST-QUARTER RESULTS

•	Revenues of $32.2 billion for the first quarter, up 5%.

•	First-quarter GAAP earnings per diluted share of $1.83, up 16%, which included two cents from discontinued operations.

•	First-quarter Adjusted Earnings per diluted share from continuing operations of $2.07, up 34%.

•	Board of Directors approved raising the quarterly dividend by 20% from 20 cents to 24 cents per share.

•	Fiscal 2014 Outlook: Adjusted Earnings per diluted share from continuing operations of $8.05 to $8.35.

SAN FRANCISCO, July 25, 2013 – McKesson Corporation (NYSE: MCK) today reported that revenues for the first quarter ended June 30, 2013 were $32.2 billion, up 5% compared to $30.7 billion a year ago. On the basis of U.S. generally accepted accounting principles (“GAAP”), first-quarter earnings per diluted share was $1.83 compared to $1.58 a year ago.

First-quarter Adjusted Earnings per diluted share from continuing operations was $2.07, up 34% compared to $1.54 a year ago.

“McKesson is off to an excellent start in Fiscal 2014, with strong execution from both Distribution Solutions and Technology Solutions driving earnings growth,” said John H. Hammergren, chairman and chief executive officer. “Based on the momentum from our first-quarter results and our confidence in the full year, we are raising our previous outlook for the fiscal year and now expect Adjusted Earnings per diluted share from continuing operations of $8.05 to $8.35 for the fiscal year ending March 31, 2014.”

For the first quarter, McKesson generated cash from operations of $716 million, and ended the quarter with cash and cash equivalents of $2.9 billion and a gross debt-to-capital ratio of 39.7%. During the quarter, McKesson paid $53 million in dividends, had internal capital spending of $100 million, and spent $74 million on acquisitions.

Today, the Board of Directors approved an increase to the quarterly dividend from 20 cents to 24 cents per share.

“Our strong balance sheet and cash flow performance provide us with opportunities to deploy capital to advance our long-term strategic objectives and lay the foundation for future growth,” Hammergren commented. “We continue to believe our portfolio approach to capital deployment, through a mixture of acquisitions, share repurchases, dividends and internal capital spending, creates significant value for our shareholders.”

As previously announced, the Company is exiting its International Technology and Hospital Automation businesses. Results for these two businesses are reported in discontinued operations in McKesson’s condensed statement of operations.

Segment Results

Distribution Solutions revenues were up 5% in the first quarter, driven mainly by strong growth in U.S. pharmaceutical direct distribution and services revenues, reflecting market growth and our mix of business, as well as the acquisition of PSS World Medical, Inc. (“PSS”).

Canadian revenues, on a constant currency basis, increased 3% for the first quarter primarily due to market growth. Including an unfavorable currency impact of 1%, Canadian revenues increased 2% for the first quarter.

Medical-Surgical distribution and services revenues were up 71% for the first quarter driven primarily by the acquisition of PSS.

In the first quarter, Distribution Solutions GAAP operating profit was $619 million and GAAP operating margin was 1.97%. First-quarter adjusted operating profit was $700 million and the adjusted operating margin was 2.23%.

Technology Solutions revenues were up 9% in the first quarter compared to the prior year. GAAP operating profit was $119 million for the first quarter and GAAP operating margin was 14.78%. Adjusted operating profit was $137 million for the first quarter and adjusted operating margin was 17.02%.

Fiscal Year 2014 Outlook

McKesson expects Adjusted Earnings per diluted share from continuing operations between $8.05 and $8.35 for the fiscal year ending March 31, 2014, which excludes the following GAAP items:

•	Amortization of acquisition-related intangible assets of 75 cents per diluted share.

•	Acquisition expenses and related adjustments of 22 cents per diluted share.

•	Litigation reserve adjustments of approximately four cents per diluted share.

•	LIFO inventory-related charges of 24 cents to 29 cents per diluted share.

Adjusted Earnings

McKesson separately reports financial results on the basis of Adjusted Earnings. Adjusted Earnings is a non-GAAP financial measure defined as GAAP income from continuing operations, excluding amortization of acquisition-related intangible assets, acquisition expenses and related adjustments, certain litigation reserve adjustments, and Last-In-First-Out (“LIFO”) inventory-related adjustments. A reconciliation of McKesson’s financial results determined in accordance with GAAP to Adjusted Earnings is provided in Schedules 2, 3 and 4 of the financial statement tables included with this release. Recasted Adjusted Earnings for Fiscal 2013 is provided in Schedules 7, 8 and 9.

Risk Factors

Except for historical information contained in this press release, matters discussed may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. It is not possible to predict or identify all such risks and uncertainties; however, the most significant of these risks and uncertainties are described in the company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: material adverse resolution of pending legal proceedings; changes in the U.S. healthcare industry and regulatory environment; changes in the Canadian healthcare industry and regulatory environment; competition; substantial defaults in payment or a material reduction in purchases by, or the loss of, a large customer or group purchasing organization; the loss of government contracts as a result of compliance or funding challenges; public health issues in the U.S. or abroad; malfunction, failure or breach of sophisticated internal information systems to perform as designed; the adequacy of insurance to cover property loss or liability claims; the company’s failure to attract and retain customers for its software products and solutions due to integration and implementation challenges, or due to an inability to keep pace with technological advances; the company’s proprietary products and services may not be adequately protected, and its products and solutions may be found to infringe on the rights of others; system errors or failure of our technology products and solutions to conform to specifications; disaster or other event causing interruption of customer access to data residing in our service centers; the delay or extension of our sales or implementation cycles for external software products; changes in circumstances that could impair our goodwill or intangible assets; foreign currency fluctuations or disruptions to our foreign operations; new or revised tax legislation or challenges to our tax positions; the company’s ability to successfully identify, consummate and integrate strategic acquisitions; general economic conditions, including changes in the financial markets that may affect the availability and cost of credit to the company, its customers or suppliers; and changes in accounting principles generally accepted in the United States of America. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

The company has scheduled a conference call for 5:00 PM ET. The dial-in number for individuals wishing to participate on the call is 719-234-7317. Erin Lampert, senior vice president, Investor Relations, is the leader of the call, and the password to join the call is ‘McKesson’. A replay of this conference call will be available for five calendar days. The dial-in number for individuals wishing to listen to the replay is 888-203-1112 and the pass code is 1098967. A webcast of the conference call will also be available live and archived on the company’s Investor Relations website at www.mckesson.com/investors.

Shareholders are encouraged to review SEC filings and more information about McKesson, which are located on the company’s website.

About McKesson

McKesson Corporation, currently ranked 14th on the FORTUNE 500, is a healthcare services and information technology company dedicated to making the business of healthcare run better. We partner with payers, hospitals, physician offices, pharmacies, pharmaceutical companies and others across the spectrum of care to build healthier organizations that deliver better care to patients in every setting. McKesson helps its customers improve their financial, operational, and clinical performance with solutions that include pharmaceutical and medical-surgical supply management, healthcare information technology, and business and clinical services. For more information, visit http://www.mckesson.com.

###

Contact:

Erin Lampert, 415-983-8391 (Investors and Financial Media)

Erin.Lampert@McKesson.com

Kris Fortner, 415-983-8352 (General and Business Media)

Kris.Fortner@McKesson.com

Schedule 1

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP

(unaudited)

(in millions, except per share amounts)

	Quarter Ended June 30,
	2013	2012	Change
Revenues	$32,208	$30,699	5%
Cost of sales	(30,288)	(29,138)	4

Gross profit	1,920	1,561	23

Operating expenses	(1,258)	(1,050)	20
Litigation charges (1)	(15)	(16)	(6)
Gain on business combination (2)	—	81	—

Total operating expenses	(1,273)	(985)	29

Operating income	647	576	12
Other income, net	6	8	(25)
Interest expense	(59)	(56)	5

Income from continuing operations before income taxes	594	528	13
Income tax expense	(174)	(149)	17

Income from continuing operations	420	379	11
Income from discontinued operations, net of tax (3)	4	1	300

Net income	$424	$380	12

Earnings per common share (4)
Diluted
Continuing operations	$1.81	$1.58	15%
Discontinued operations	0.02	—	—

Total	$1.83	$1.58	16

Basic
Continuing operations	$1.84	$1.61	14%
Discontinued operations	0.02	—	—

Total	$1.86	$1.61	16

Weighted average common shares
Diluted	232	240	(3) %
Basic	227	236	(4)

(1)	Represent charges for the Average Wholesale Price (“AWP”) litigation.

(2)

For the first quarter of 2013, operating expenses include an $81 million pre-tax ($51 million after-tax) gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

(3)	Represents our International Technology and Hospital Automation businesses in our Technology Solutions segment and a small business in our Distribution Solutions segment.

(4)	Certain computations may reflect rounding adjustments.

Schedule 2

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

							Change
	Quarter Ended June 30, 2013						Vs. Prior Quarter
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)

Revenues	$32,208	$—	$—	$—	$—	$32,208	5%	5%

Gross profit	$1,920	$6	$—	$—	$—	$1,926	23	23
Operating expenses	(1,273)	65	13	15	—	(1,180)	29	18
Other income, net	6	—	—	—	—	6	(25)	(25)
Interest expense	(59)	—	—	—	—	(59)	5	5

Income from continuing operations before income taxes	594	71	13	15	—	693	13	35
Income tax expense	(174)	(27)	(5)	(6)	—	(212)	17	48

Income from continuing operations	$420	$44	$8	$9	$—	$481	11	30

Diluted earnings per common share from continuing operations (1)	$1.81	$0.19	$0.03	$0.04	$—	$2.07	15%	34%

Diluted weighted average common shares	232	232	232	232	—	232	(3)%	(3)%

	Quarter Ended June 30, 2012
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$30,699	$—	$—	$—	$—	$30,699

Gross profit	$1,561	$3	$—	$—	$—	$1,564
Operating expenses (2)	(985)	45	(79)	16	—	(1,003)
Other income, net	8	—	—	—	—	8
Interest expense	(56)	—	—	—	—	(56)

Income from continuing operations before income taxes	528	48	(79)	16	—	513
Income tax expense	(149)	(17)	29	(6)	—	(143)

Income from continuing operations	$379	$31	$(50)	$10	$—	$370

Diluted earnings per common share from continuing operations (1)	$1.58	$0.12	$(0.20)	$0.04	$—	$1.54

Diluted weighted average common shares	240	240	240	240	—	240

(1)	Certain computations may reflect rounding adjustments.

(2)

For the first quarter of 2013, operating expenses as reported under GAAP, include an $81 million pre-tax ($51 million after-tax) gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles — Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments — Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, and gains or losses on business combinations.

Litigation reserve adjustments — Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price and Securities Litigation matters, as such terms were defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2013 and 2009.

LIFO-related adjustments — Last-In-First-Out (“LIFO”) inventory-related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principles used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Schedule 3

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Quarter Ended June 30, 2013			Quarter Ended June 30, 2012			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)

REVENUES
Distribution Solutions
Direct distribution & services	$23,032	$—	$23,032	$21,301	$—	$21,301	8%	8%
Sales to customers’ warehouses	4,448	—	4,448	5,347	—	5,347	(17)	(17)

Total U.S. pharmaceutical distribution & services	27,480	—	27,480	26,648	—	26,648	3	3
Canada pharmaceutical distribution & services	2,566	—	2,566	2,517	—	2,517	2	2
Medical-Surgical distribution & services	1,357	—	1,357	795	—	795	71	71

Total Distribution Solutions	31,403	—	31,403	29,960	—	29,960	5	5

Technology Solutions
Services	661	—	661	594	—	594	11	11
Software	123	—	123	118	—	118	4	4
Hardware	21	—	21	27	—	27	(22)	(22)

Total Technology Solutions	805	—	805	739	—	739	9	9

Revenues	$32,208	$—	$32,208	$30,699	$—	$30,699	5	5

GROSS PROFIT
Distribution Solutions	$1,520	$—	$1,520	$1,215	$1	$1,216	25	25
Technology Solutions	400	6	406	346	2	348	16	17

Gross profit	$1,920	$6	$1,926	$1,561	$3	$1,564	23	23

OPERATING EXPENSES
Distribution Solutions (1)	$(905)	$81	$(824)	$(719)	$52	$(667)	26	24
Technology Solutions	(281)	12	(269)	(257)	11	(246)	9	9
Corporate (2)	(87)	—	(87)	(9)	(81)	(90)	867	(3)

Operating expenses	$1,273	$93	$(1,180)	$(985)	$(18)	$(1,003)	29	18

OTHER INCOME, NET
Distribution Solutions	$4	$—	$4	$4	$—	$4	—	—
Technology Solutions	—	—	—	1	—	1	—	—
Corporate	2	—	2	3	—	3	(33)	(33)

Other income, net	$6	$—	$6	$8	$—	$8	(25)	(25)

OPERATING PROFIT
Distribution Solutions (1)	$619	$81	$700	$500	$53	$553	24	27
Technology Solutions	119	18	137	90	13	103	32	33

Operating profit	738	99	837	590	66	656	25	28
Corporate	(85)	—	(85)	(6)	(81)	(87)	1,317	(2)

Income from continuing operations before interest expense and income taxes	$653	$99	$752	$584	$(15)	$569	12	32

STATISTICS
Operating profit as a % of revenues
Distribution Solutions (1) (2)	1.97%		2.23%	1.67%		1.85%	30 bp	38 bp
Technology Solutions	14.78		17.02	12.18		13.94	260	308

(1)	For the first quarters of 2014 and 2013, results, as reported under GAAP, include AWP litigation charges of $15 million and $16 million.

(2)

For the first quarter of 2013, operating expenses, as reported under GAAP, include an $81 million pre-tax gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

Schedule 4

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) — BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Quarter Ended June 30, 2013				Quarter Ended June 30, 2012
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total

As Reported (GAAP):
Revenues	$31,403	$805	$—	$32,208	$29,960	$739	$—	$30,699

Gross profit	$1,520	$400	$—	$1,920	$1,215	$346	$—	$1,561
Operating expenses (1)	(905)	(281)	(87)	(1,273)	(719)	(257)	(9)	(985)
Other income, net	4	—	2	6	4	1	3	8

Income from continuing operations before interest expense and income taxes	619	119	(85)	653	500	90	(6)	584
Interest expense	—	—	(59)	(59)	—	—	(56)	(56)

Income from continuing operations before income taxes	$619	$119	$(144)	$594	$500	$90	$(62)	$528

Pre-Tax Adjustments:
Gross profit	$—	$6	$—	$6	$1	$2	$—	$3
Operating expenses	54	11	—	65	35	10	—	45

Amortization of acquisition-related intangibles	54	17	—	71	36	12	—	48

Operating expenses - Acquisition expenses and related adjustments	12	1	—	13	1	1	(81)	(79)

Operating expenses - Litigation reserve adjustments	15	—	—	15	16	—	—	16

Gross profit - LIFO-related adjustments	—	—	—	—	—	—	—	—

Total pre-tax adjustments	$81	$18	$—	$99	$53	$13	$(81)	$(15)

Adjusted Earnings (Non-GAAP):
Revenues	$31,403	$805	$—	$32,208	$29,960	$739	$—	$30,699

Gross profit	$1,520	$406	$—	$1,926	$1,216	$348	$—	$1,564
Operating expenses	(824)	(269)	(87)	(1,180)	(667)	(246)	(90)	(1,003)
Other income, net	4	—	2	6	4	1	3	8

Income from continuing operations before interest expense and income taxes	700	137	(85)	752	553	103	(87)	569
Interest expense	—	—	(59)	(59)	—	—	(56)	(56)

Income from continuing operations before income taxes	$700	$137	$(144)	$693	$553	$103	$(143)	$513

(1)

For the first quarter of 2013, operating expenses include an $81 million pre-tax gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

Schedule 5

McKESSON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in millions)

	June 30, 2013	March 31, 2013
ASSETS
Current Assets
Cash and cash equivalents	$2,905	$2,456
Receivables, net	10,013	9,975
Inventories, net	10,332	10,335
Prepaid expenses and other	817	404

Total Current Assets	24,067	23,170

Property, Plant and Equipment, Net	1,333	1,321
Goodwill	6,262	6,405
Intangible Assets, Net	2,196	2,270
Other Assets	1,633	1,620

Total Assets	$35,491	$34,786

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Drafts and accounts payable	$16,654	$16,108
Deferred revenue	1,155	1,359
Deferred tax liabilities	1,412	1,626
Current portion of long-term debt	352	352
Other accrued liabilities	1,908	1,912

Total Current Liabilities	21,481	21,357

Long-Term Debt	4,522	4,521
Other Noncurrent Liabilities	2,080	1,838
Stockholders’ Equity	7,408	7,070

Total Liabilities and Stockholders’ Equity	$35,491	$34,786

Schedule 6

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Quarter Ended June 30,
	2013	2012
OPERATING ACTIVITIES
Net income	$424	$380
Adjustments to reconcile to net cash provided by (used in) operating activities:
Depreciation and amortization	154	125
Other deferred taxes	98	270
Gain on business combination	—	(81)
Other non-cash items	32	37
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(145)	448
Inventories	(60)	(4)
Drafts and accounts payable	592	(933)
Deferred revenue	(107)	(84)
Taxes	33	(142)
Litigation settlement payments	(20)	(273)
Other	(285)	(295)

Net cash provided by (used in) operating activities	716	(552)

INVESTING ACTIVITIES
Property acquisitions	(68)	(45)
Capitalized software expenditures	(32)	(33)
Acquisitions, less cash and cash equivalents acquired	(74)	(108)
Other	(10)	36

Net cash used in investing activities	(184)	(150)

FINANCING ACTIVITIES
Proceeds from short-term borrowings	100	—
Repayments of short-term borrowings	(100)	(400)
Common stock transactions:
Issuances	50	43
Share repurchases, including shares surrendered for tax withholding	(127)	(53)
Dividends paid	(53)	(53)
Other	57	38

Net cash used in financing activities	(73)	(425)

Effect of exchange rate changes on cash and cash equivalents	(10)	(9)

Net increase (decrease) in cash and cash equivalents	449	(1,136)
Cash and cash equivalents at beginning of period	2,456	3,149

Cash and cash equivalents at end of period	$2,905	$2,013

Schedule 7

McKESSON CORPORATION

RECONCILIATION OF RECASTED ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS, NON-GAAP)

FOR FISCAL 2013

(unaudited)

The following are Fiscal 2013 Adjusted Earnings Per Share (Non-GAAP), recasted to exclude discontinued operations and Last-In-First-Out (“LIFO”)-related adjustments:

	Quarter Ended				Year Ended March 31, 2013
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Adjusted EPS, as previously reported	$1.55	$1.92	$1.41	$1.45	$6.33
Adjustments for:
(Income) loss from discontinued operations	(0.01)	(0.02)	0.03	0.01	0.02
LIFO-related adjustments	—	0.01	—	0.02	0.03

Adjusted EPS, as recasted	$1.54	$1.91	$1.44	$1.48	$6.38

Certain computations may reflect rounding adjustments.

Schedule 8

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2013

(unaudited)

(in millions, except per share amounts)

The following are Fiscal 2013 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations and Last-In-First-Out (“LIFO”)-related adjustments:

	Quarter Ended June 30, 2012

	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$30,699	$—	$—	$—	$—	$30,699

Gross profit	$1,561	$3	$—	$—	$—	$1,564
Operating expenses	(985)	45	(79)	16	—	(1,003)
Other income, net	8	—	—	—	—	8
Impairment of an equity investment	—	—	—	—	—	—
Interest expense	(56)	—	—	—	—	(56)

Income from continuing operations before income taxes	528	48	(79)	16	—	513
Income tax expense	(149)	(17)	29	(6)	—	(143)

Income from continuing operations	$379	$31	$(50)	$10	$—	$370

Diluted earnings per common share from continuing operations (a)	$1.58	$0.12	$(0.20)	$0.04	$—	$1.54

	Quarter Ended September 30, 2012
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$29,755	$—	$—	$—	$—	$29,755

Gross profit	$1,683	$3	$—	$—	$3	$1,689
Operating expenses	(1,077)	44	2	44	—	(987)
Other income, net	10	—	—	—	—	10
Impairment of an equity investment	—	—	—	—	—	—
Interest expense	(55)	—	—	—	—	(55)

Income from continuing operations before income taxes	561	47	2	44	3	657
Income tax expense	(162)	(18)	—	(17)	(1)	(198)

Income from continuing operations	$399	$29	$2	$27	$2	$459

Diluted earnings per common share from continuing operations (a)	$1.66	$0.12	$0.01	$0.11	$0.01	$1.91

	Quarter Ended December 31, 2012
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$31,099	$—	$—	$—	$—	$31,099

Gross profit	$1,645	$3	$—	$—	$2	$1,650
Operating expenses	(1,147)	49	10	—	—	(1,088)
Other income, net	10	—	—	—	—	10
Impairment of an equity investment	—	—	—	—	—	—
Interest expense	(59)	—	1	—	—	(58)

Income from continuing operations before income taxes	449	52	11	—	2	514
Income tax expense	(143)	(20)	(2)	—	(1)	(166)

Income from continuing operations	$306	$32	$9	$—	$1	$348

Diluted earnings per common share from continuing operations (a)	$1.27	$0.14	$0.03	$—	$—	$1.44

	Quarter Ended March 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$30,516	$—	$—	$—	$—	$30,516

Gross profit	$1,959	$4	$—	$—	$8	$1,971
Operating expenses	(1,314)	58	57	12	—	(1,187)
Other income, net	6	—	—	—	—	6
Impairment of an equity investment	(191)	—	—	—	—	(191)
Interest expense	(70)	—	10	—	—	(60)

Income from continuing operations before income taxes	390	62	67	12	8	539
Income tax expense	(127)	(21)	(33)	(4)	(3)	(188)

Income from continuing operations	$263	$41	$34	$8	$5	$351

Diluted earnings per common share from continuing operations (a)	$1.11	$0.17	$0.14	$0.04	$0.02	$1.48

	Year Ended March 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$122,069	$—	$—	$—	$—	$122,069

Gross profit	$6,848	$13	$—	$—	$13	$6,874
Operating expenses	(4,523)	196	(10)	72	—	(4,265)
Other income, net	34	—	—	—	—	34
Impairment of an equity investment	(191)	—	—	—	—	(191)
Interest expense	(240)	—	11	—	—	(229)

Income from continuing operations before income taxes	1,928	209	1	72	13	2,223
Income tax expense	(581)	(76)	(6)	(27)	(5)	(695)

Income from continuing operations	$1,347	$133	$(5)	$45	$8	$1,528

Diluted earnings per common share from continuing operations (a)	$5.62	$0.56	$(0.02)	$0.19	$0.03	$6.38

(a)	Certain computations may reflect rounding adjustments.

Schedule 9

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2013

(unaudited)

(in millions)

The following are Fiscal 2013 Adjusted Earnings (Non-GAAP), recasted to exclude discontinued operations and Last-In-First-Out (“LIFO”)-related adjustments:

	Quarter Ended June 30, 2012				Quarter Ended September 30, 2012				Quarter Ended December 31, 2012				Quarter Ended March 31, 2013				Year Ended March 31, 2013
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	TOTAL

As Reported (GAAP):
Revenues	$29,960	$739	$—	$30,699	$29,026	$729	$—	$29,755	$30,361	$738	$—	$31,099	$29,699	$817	$—	$30,516	$119,046	$3,023	$—	$122,069

Gross profit	$1,215	$346	$—	$1,561	$1,339	$344	$—	$1,683	$1,287	$358	$—	$1,645	$1,594	$365	$—	$1,959	$5,435	$1,413	$—	$6,848
Operating expenses	(719)	(257)	(9)	(985)	(724)	(254)	(99)	(1,077)	(769)	(266)	(112)	(1,147)	(856)	(332)	(126)	(1,314)	(3,068)	(1,109)	(346)	(4,523)
Other income, net	4	1	3	8	6	2	2	10	7	—	3	10	2	1	3	6	19	4	11	34
Impairment of an equity investment	—	—	—	—	—	—	—	—	—	—	—	—	(191)	—	—	(191)	(191)	—	—	(191)

Operating pre-tax profit	500	90	(6)	584	621	92	(97)	616	525	92	(109)	508	549	34	(123)	460	2,195	308	(335)	2,168
Interest expense	—	—	(56)	(56)	—	—	(55)	(55)	—	—	(59)	(59)	—	—	(70)	(70)	—	—	(240)	(240)

Income from continuing operations before income taxes	$500	$90	$(62)	$528	$621	$92	$(152)	$561	$525	$92	$(168)	$449	$549	$34	$(193)	$390	$2,195	$308	$(575)	$1,928

Gross profit margin	4.06%	46.82%	—	5.08%	4.61%	47.19%	—	5.66%	4.24%	48.51%	—	5.29%	5.37%	44.68%	—	6.42%	4.57%	46.74%	—	5.61%
Operating expenses as a % of revenues	2.40%	34.78%	—	3.21%	2.49%	34.84%	—	3.62%	2.53%	36.04%	—	3.69%	2.88%	40.64%	—	4.31%	2.58%	36.69%	—	3.71%
Operating pre-tax profit as a % of revenues	1.67%	12.18%	—	1.90%	2.14%	12.62%	—	2.07%	1.73%	12.47%	—	1.63%	1.85%	4.16%	—	1.51%	1.84%	10.19%	—	1.78%

Pre-Tax Adjustments:
Gross profit	$1	$2	$—	$3	$1	$2	$—	$3	$—	$3	$—	$3	$—	$4	$—	$4	$2	$11	$—	$13
Operating expenses	35	10	—	45	31	13	—	44	37	12	—	49	43	14	1	58	146	49	1	196

Amortization of acquisition- related intangibles	36	12	—	48	32	15	—	47	37	15	—	52	43	18	1	62	148	60	1	209

Operating expenses	1	1	(81)	(79)	2	—	—	2	7	3	—	10	37	3	17	57	47	7	(64)	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	1	1	—	—	10	10	—	—	11	11

Acquisition expenses and related adjustments	1	1	(81)	(79)	2	—	—	2	7	3	1	11	37	3	27	67	47	7	(53)	1

Operating expenses - Litigation reserve adjustments	16	—	—	16	44	—	—	44	—	—	—	—	12	—	—	12	72	—	—	72

Gross Profit - LIFO-related adjustments	—	—	—	—	3	—	—	3	2	—	—	2	8	—	—	8	13	—	—	13

Total pre-tax adjustments	$53	$13	$(81)	$(15)	$81	$15	$—	$96	$46	$18	$1	$65	$100	$21	$28	$149	$280	$67	$(52)	$295

Adjusted Earnings (Non-GAAP):
Revenues	$29,960	$739	$—	$30,699	$29,026	$729	$—	$29,755	$30,361	$738	$—	$31,099	$29,699	$817	$—	$30,516	$119,046	$3,023	$—	$122,069

Gross profit	$1,216	$348	$—	$1,564	$1,343	$346	$—	$1,689	$1,289	$361	$—	$1,650	$1,602	$369	$—	$1,971	$5,450	$1,424	$—	$6,874
Operating expenses	(667)	(246)	(90)	(1,003)	(647)	(241)	(99)	(987)	(725)	(251)	(112)	(1,088)	(764)	(315)	(108)	(1,187)	(2,803)	(1,053)	(409)	(4,265)
Other income, net	4	1	3	8	6	2	2	10	7	—	3	10	2	1	3	6	19	4	11	34
Impairment of an equity investment	—	—	—	—	—	—	—	—	—	—	—	—	(191)	—	—	(191)	(191)	—	—	(191)

Operating pre-tax profit	553	103	(87)	569	702	107	(97)	712	571	110	(109)	572	649	55	(105)	599	2,475	375	(398)	2,452
Interest expense	—	—	(56)	(56)	—	—	(55)	(55)	—	—	(58)	(58)	—	—	(60)	(60)	—	—	(229)	(229)

Income from continuing operations before income taxes	$553	$103	$(143)	$513	$702	$107	$(152)	$657	$571	$110	$(167)	$514	$649	$55	$(165)	$539	$2,475	$375	$(627)	$2,223

Gross profit margin	4.06%	47.09%	—	5.09%	4.63%	47.46%	—	5.68%	4.25%	48.92%	—	5.31%	5.39%	45.17%	—	6.46%	4.58%	47.11%	—	5.63%
Operating expenses as a % of revenues	2.23%	33.29%	—	3.27%	2.23%	33.06%	—	3.32%	2.39%	34.01%	—	3.50%	2.57%	38.56%	—	3.89%	2.35%	34.83%	—	3.49%
Operating pre-tax profit as a % of revenues	1.85%	13.94%	—	1.85%	2.42%	14.68%	—	2.39%	1.88%	14.91%	—	1.84%	2.19%	6.73%	—	1.96%	2.08%	12.40%	—	2.01%